-------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2001
                                                 -------------------------------

                             SIGA Technologies, Inc.
                             -----------------------

         Delaware                   0-23047                    13-3864870
----------------------------    ----------------          --------------------
(State or other jurisdiction    (Commission File              (IRS Employer
    of incorporation)               Number)                Identification No.)

 420 Lexington Avenue, New York,  New York                       10170
---------------------------------------------------------  -----------------
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 672-9100
                                                   -----------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. ADJUSTED FINANCIAL STATEMENT

      (A)   Adjustments to the June 30, 2001 Balance Sheet

                                  EXHIBIT 7(A)

      The following schedule presents unaudited adjustments to the Company's balance sheet for the period ended June 30, 2001. The adjustments include the sale by the Company of 409,636 shares of its common stock and warrants to purchase 307,226 shares of common stock and the receipt by the Company of approximately $1,150,000 in net proceeds and the conversion of the remaining 6% convertible debt and interest thereon, as described in Item 5 of the Form 8-K filed on September 26, 2001. The adjustments also include the unaudited net loss of the Company for the two months ended August 31, 2001, which includes a non-cash charge of $612,750 to reflect the granting of vested stock options at below market price to the Company's directors. The adjustments only include selected items and do not reflect all the changes that have occurred since June 30, 2001, and is not necessarily indicative of the Company's future operating results.

                                        As Reported     Adjustments    Adjusted as of
                                         30-Jun-01                      31-Aug-01
ASSETS
  Current Assets
    Cash & Cash Equiv                  $  1,184,228    $  1,150,000    $  2,334,228
    Accounts Receivable                      26,312                          26,312
    Prepaid Expenses                        166,628                         166,628
                                       ------------                    ------------
  Total Current Assets                    1,377,168       1,150,000       2,527,168
                                       ------------    ------------    ------------
  Fixed Asset
    Property, Plant, & Equipment-net        872,778                         872,778
                                       ------------                    ------------
  Other Assets
    Investments                             275,106                         275,106
    Other Assets                            159,983                         159,983
                                       ------------                    ------------
  Total Other Assets                        435,089                         435,089
                                       ------------                    ------------
TOTAL ASSETS                           $  2,685,035    $  1,150,000    $  3,835,035
                                       ------------    ------------    ------------

LIABILITIES & EQUITY
  Current Liabilities
    Accounts Payable                   $    340,854                    $    340,854
    Accrued Expenses                        192,143                         192,143
    Capital Lease Obligations               366,683                         366,683
    Deferred Revenue                          5,000                           5,000
                                       ------------                    ------------
  Total Current Liabilities                 904,680                         904,680
                                       ------------                    ------------
  Long Term Liabilities
    6% Convertible Note                      78,010         (78,010)             --
    Accrued Interest                          8,500          (8,500)             --
                                       ------------    ------------    ------------
  Total Long Term Liabilities                86,510         (86,510)             --
                                       ------------    ------------    ------------
  Equity
    Preferred Stock                         938,676          86,510       1,025,186
    Common Stock                                805              41             846
    Additional Paid-in Capital           24,378,144       1,800,209      26,178,353
    Deferred Compensation                  (294,361)                       (294,361)
    Retained Earnings                   (23,329,419)     (1,121,028)    (24,450,447)
                                       ------------    ------------    ------------
  Total Equity                            1,693,845         765,732       2,459,577
                                       ------------    ------------    ------------
TOTAL LIABILITIES & EQUITY             $  2,685,035    $    679,222    $  3,364,257
                                       ------------    ------------    ------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2001                   SIGA TECHNOLOGIES, INC.


                                   By: /s/ Thomas N. Konatich
                                     ---------------------------------------
                                     Thomas N. Konatich
                                     Chief Financial Officer
                                     and Secretary